Exhibit 23







                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------



As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 26, 1996, included in this Form 11-K for the year ended December 31, 1995, into Central Illinois Public Service Company's previously filed Registration Statements File Nos. 33-29384, 33-31475,

33-59674, 33-45506 and 33-56063 and CIPSCO Incorporated's previously filed

Registration Statement File No. 33-32936.




                                             ARTHUR ANDERSEN LLP

Chicago, Illinois,
June 26, 1996